Supplement, dated May 20, 2002, to the
                        Prospectus, dated March 1, 2002,
               of Seligman Global Fund Series, Inc. (the "Series")
                                on behalf of its
            Seligman Emerging Markets Fund ("Emerging Markets Fund")
    Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund")
           Seligman Global Technology Fund ("Global Technology Fund")


Emerging Markets Fund

The first sentence of the definition of "Emerging Market" appearing in the highlighted box on page 2 of the Series' Prospectus has been revised as follows:

      "Emerging Market:

      A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index."

The following information supercedes and replaces the second and third paragraphs under "Principal Investment Strategies" under the section "Seligman Emerging Markets Fund" on page 2 of the Series' Prospectus:

      "The Fund generally invests at least 80% of its net assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

      The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments and developing capital markets."

Global Smaller Companies Fund

The first sentence of the second paragraph under "Principal Investment Strategies" under the section "Seligman Global Smaller Companies Fund" on page 12 of the Series' Prospectus has been revised to read as follows:

      "The Fund generally invests at least 80% of its net assets in equity securities of smaller US and non-US companies."

Global Technology Fund

The first sentence of the second paragraph under "Principal Investment Strategies" under the section "Seligman Global Technology Fund" on page 17 of the Series' Prospectus has been revised to read as follows:

      "The Fund generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries."


EQSGF31S1-5/2002

                     Supplement, dated May 20, 2002, to the
        Statement of Additional Information ("SAI"), dated March 1, 2002, of Seligman Global Fund Series, Inc. (the "Series")
                                on behalf of its
            Seligman Emerging Markets Fund ("Emerging Markets Fund")
    Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund")
           Seligman Global Technology Fund ("Global Technology Fund")


The following is inserted as the last paragraph in the subsection "Fund Policies" under the section "Description of the Funds and their Investments and Risks" on page 8 of the Series' SAI:

      "The Series, on behalf of its Emerging Markets Fund, Global Smaller Companies Fund and Global Technology Fund, will provide shareholders with at least 60 days prior notice of any change in the Funds' "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental."



EQSHG1AS1 - 5/2002